UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2017

ABV CONSULTING, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-198567	46-3997344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit A, 21st Floor, 128 Wellington Street, Central, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (852) 3106 2226

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

Dismissal of Current Independent Registered Public Accounting Firm

On January 17, 2017, ABV Consulting, Inc. (“ABV” or the “Company”) dismissed its independent registered public accounting firm, Liggett & Webb, P.A. (“L&W”).

The reports of L&W on the financial statements of the Company for the past two fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing a qualification as to the Company’s ability to continue as a going concern in each of the Company's financial statements for the fiscal years ended December 31, 2015 and 2014.

The decision to change our independent registered public accounting firm was recommended and approved by the Company’s board of directors.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through January 17, 2017, the date of dismissal, (a) the Company and L&W had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of L&W, would have caused L&W to make reference to the matter in their reports and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

On January 17, 2017 the Company provided L&W with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of New Independent Registered Public Accounting Firm

On January 17, 2017, the Company’s board of directors approved the engagement of Anthony Kam & Associates Ltd. (“AKAM”) as our new independent registered public accounting firm to audit and review the Company’s financial statements.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through January 17, 2017, the engagement date of AKAM, neither the Company, nor someone on its behalf, has consulted AKAM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

16.1	Letter from Liggett & Webb P.A., Certified Public Accountants dated January 17, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABV CONSULTING, INC.

Date: January 23, 2017	By:	/s/ Wai Lim Wong
Wai Lim Wong
President, Chief Executive Officer and Director

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